UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 24, 2002

ALCIDE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-12395	22-2445061
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

8561 154th Avenue N.E.
Redmond, Washington 98052
(Address of principal executive offices, including zip code)

(425) 882-2555
(Registrant's telephone number, including area code)

This Form 8-K/A is filed to amend the Form 8-K submitted by Alcide Corporation on May 24, 2002.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

  (a)
  During Alcide Corporation's two most recent fiscal years ended May 31, 2000, and May 31, 2001, and the subsequent interim period through May 24, 2002, there were no disagreements between Arthur Andersen LLP and Alcide Corporation on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

  (b)
  Letters from Arthur Andersen LLP dated May 24 and June 21, 2002 are attached as exhibits.

  (c)
  Alcide Corporation's Commission File No. (included above) is 0-12395.

ITEM 7. EXHIBITS

  99.1
  Letter from Arthur Andersen LLP dated May 24, 2002.

  99.2
  Letter from Arthur Andersen LLP dated June 21, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCIDE CORPORATION The Registrant
Date: June 21, 2002	By:	/s/ JOHN P. RICHARDS John P. Richards President Chief Financial Officer